THE UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 1, 2005

RESIDENTIAL FUNDING MORTGAGE SECURITIES I, INC. (as company under a Pooling and Servicing Agreement, dated as of May 1, 2005, providing for, inter alia, the issuance of Mortgage Pass-Through Certificates, Series 2005-S4)

                 Residential Funding Mortgage Securities I, Inc.
                 -----------------------------------------------
             (Exact name of registrant as specified in its charter)

          DELAWARE                  333-106093           75-2006294
          --------                  ----------           ----------
(State or Other Jurisdiction       (Commission       (I.R.S. Employer
of Incorporation)                   File Number)     Identification No.)

8400 Normandale Bake Blvd.
Suite 250
Minneapolis, Minnesota                                    55437
(Address of Executive Principal Offices)                (Zip Code)


Registrant's telephone number, including area code, is (952) 857-7000

Item 8.01.  Other Events.

               On May 27, 2005, Residential Funding Mortgage Securities I, Inc. caused the issuance and sale of the Mortgage Pass-Through Certificates Series 2005-S4, pursuant to the Pooling and Servicing Agreement, dated as of May 1, 2005, among Residential Funding Mortgage Securities I, Inc., as company,
Residential Funding Corporation, as master servicer and U.S. Bank National Association, as Trustee.

Item 9.01.   Financial Statements, Pro Forma Financial Information and Exhibits.

               (a) Not applicable

               (b) Not applicable

               (c) Exhibits:

               10.1 Series Supplement, dated as of May 1, 2005, to the Standard Terms of Pooling and Servicing Agreement, dated as of May 1, 2005, among Residential Funding Mortgage Securities I, Inc., as company, Residential Funding Corporation, as master servicer and U.S. Bank National Association, as trustee.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                   RESIDENTIAL FUNDING MORTGAGE SECURITIES I,
                                   INC.

                                   By:    /s/ Heather Anderson
                                   Name:  Heather Anderson
                                   Title: Vice President
Dated: June 7, 2005

                                     EXHIBIT